UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

STAG Industrial, Inc. (the “Company”) discloses the following recent developments:

Acquisition Activity

During December 2012, the Company acquired six industrial properties totaling approximately 1.4 million square feet for approximately $55 million.  During the quarter ended December 31, 2012, the Company acquired a total of 40 industrial facilities consisting of approximately 6.5 million square feet for approximately $213 million.

In addition, the Company has entered into purchase and sale agreements to acquire two additional properties for a total purchase price of approximately $11 million, subject to various closing conditions.  The Company can make no assurance that it will acquire the properties that are currently subject to a purchase and sale agreement or, if it does, what the terms or timing of any such acquisition will be.

Leasing Activity

During the quarter ended December 31, 2012, the Company signed leases totaling 856,167 square feet, consisting of approximately 184,814 square feet of new or expansion leases and 671,353 square feet of renewal leases. The tenant retention rate for the leases expiring in the fourth quarter of 2012 was 72% resulting in a tenant retention rate for the full year of 84%.  As of December 31, 2012, the Company’s properties were approximately  95.1% leased.

Forward-Looking Statements

This Current Report on Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as updated by the Company’s Quarterly Reports on Form 10-Q.  Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel
and Secretary

Dated: January 3, 2013